                                                                  EXECUTION COPY


                        RECONSTITUTED SERVICING AGREEMENT

                  THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of August, 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the "Servicer"), a wholly owned subsidiary of COUNTRYWIDE HOME LOANS, INC., a New York corporation ("Countrywide"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company ("Aurora"), and U.S. BANK NATIONAL ASSOCIATION (the "Trustee"), recites and provides as follows:

                                    RECITALS

                  WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain fixed and adjustable rate, conventional, first lien, residential mortgage loans from Countrywide Home Loans, Inc. pursuant to the Flow Seller's Warranties and Servicing Agreement between the Seller and Countrywide Home Loans, Inc., dated as of June 1, 2004 for Conventional Residential Fixed Rate Mortgage Loans (the "SWSA") attached hereto as Exhibit B and such Mortgage Loans are being serviced on behalf of Countrywide Home Loans, Inc. by the Servicer.

                  WHEREAS, pursuant to an Assignment and Assumption Agreement, dated August 1, 2005 (the "Assignment and Assumption Agreement") annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA.

                  WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit D hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of August 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer ("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

                  WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA.

                  WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

                  WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

                  WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

                  WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless of whether such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated August 1, 2005, between U.S. Bank National Association and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and the parties hereto agree that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on September 18, 2005 to the Trust Fund is to include principal due after August 1, 2005 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-19XS Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the SWSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither Countrywide nor the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by Countrywide in Section 3.02 of the SWSA as of the date of the sale from Countrywide to the Bank) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

                  All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services LLC
                  327 Inverness Drive South
                  Englewood, CO  80112
                  Mail Stop Code - 3195
                  Attn:  E. Todd Whittemore - Master Servicing
                         SARM 2005-19XS
                  Tel:   720-945-3422

                  All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank, N.A.
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:  Aurora Loan Services LLC,
                                 Master Servicing Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary:  Aurora Loan Services LLC
                  For further credit to:  SARM 2005-19XS

                  All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  U.S. Bank National Association
                  1 Federal Street
                  Boston, M.A. 02110
                  Attention:  Corporate Trust Services
                  Telephone:  (617) 603-6406
                  Telecopier: (617) 603-6337

                  All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York  10019
                  Attention:  Leslee Gelber
                  Telephone:  (212) 526-5861
                  E-mail:  lgelber@lehman.com

                  With a copy to:
                  Dechert, LLP
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, PA 19103
                  Attention: Steven J. Molitor, Esq.

                  All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.


         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         10. NIMS Insurer. In addition to the terms and conditions set forth in this Agreement, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this Agreement shall hereby be equally granted to the NIMS Insurer. The Master Servicer or the Trustee shall notify the Servicer in writing of the name and address of the NIMS insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer and the Trustee pursuant to this Agreement, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this Agreement, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this Agreement. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this Agreement, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if it was a party to this Agreement. The parties hereto agree to cooperate in good faith to amend this Agreement in accordance with the terms hereof to include such other provisions as may be reasonably requested by the NIMS Insurer. Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

                  NIM Security shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class X-I and Class X-II Certificates issued by the Trust Fund.

                  NIMS Insurer shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

                  NIMS Transaction shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class X-I and Class X-II Certificates issued by the Trust Fund.

         11. Distressed Mortgage Loans. The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan; provided, however, prior to any such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loans, to the extent required by the applicable servicing provisions in the SWSA. Any such purchase shall be accomplished by: (A) remittance to the Master Servicer of the Purchase Price (as defined in the Trust Agreement) for the Distressed Mortgage Loan for deposit into the Collection Account established by the Master Servicer pursuant to the Trust Agreement, and (B) the NIMS Insurer's (i) acknowledgment and agreement to retain Servicer, as the servicer for any such purchased Distressed Mortgage Loan, to service such Distressed Mortgage Loan pursuant to the provisions of the SWSA, and (ii) assumption, for the benefit of the Servicer, the rights and obligations of the Trust Fund as owner of such purchased Distressed Mortgage Loans pursuant to the SWSA. The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loans to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer. A Distressed Mortgage Loan is as of any Determination Date a Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

                      [SIGNATURE PAGES IMMEDIATELY FOLLOW]

                  Executed as of the day and year first above written.

                               LEHMAN BROTHERS HOLDINGS INC.,
                               as Seller


                               By:
                                   --------------------------------------------
                               Name:  Ellen Kiernan
                               Title:   Authorized Signatory


                               COUNTRYWIDE HOME LOANS SERVICING LP,
                               as Servicer

                               By: Countrywide GP, Inc., its General Partner

                               By:
                                   --------------------------------------------
                               Name:
                               Title:


                               COUNTRYWIDE HOME LOANS, INC.

                               By:
                                   --------------------------------------------
                               Name:
                               Title:
Acknowledged:

AURORA LOAN SERVICES LLC,
as Master Servicer

By:
    --------------------------------------------
Name:  E. Todd Whittemore
Title:   Executive Vice President


U.S. BANK NATIONAL ASSOCIATION as Trustee

By:
    --------------------------------------------
Name:  Diana J. Kenneally
Title:   Assistant Vice President

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans,
     (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

          Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) a Qualified GIC;

               (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

               (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

3. A definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Freddie Mac," to read as follows:

          Ginnie Mae: The Government National Mortgage Association, or any successor thereto.

4. The definition of "Mortgage Loan" is hereby amended and restated in its entirety to read as follows:

          Mortgage Loan: An individual servicing retained Mortgage Loan which has been purchased from the Company by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

5. The definition of "Mortgage Loan Schedule" is hereby amended and restated in its entirety to read as follows:

          Mortgage Loan Schedule: The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Servicer by Lehman Brothers Bank, FSB pursuant to the SWSA.

6. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

          Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, F.S.B., a federal savings bank.

7. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

          Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

          (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

          (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

          (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

          (d) provide that the Servicer's interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

          (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

8. The parties acknowledge that the fourth paragraph of Section 2.02 (Books and Records; Transfers of Mortgage Loans) shall be inapplicable to this Agreement.

9. The parties acknowledge that Section 2.03 (Delivery of Documents) shall be superseded by the provisions of the Custodial Agreement.

10. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

11. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second sentence thereof.

12. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

13.  Section 3.01(i) (Selection Process), Section 3.01(j) (Pool
     Characteristics), Section 3.01(l) (Sale Treatment), Section 3.01(n) (No Brokers' Fees) and Section 3.01 (o) (Origination) shall be inapplicable to this Agreement.

14. Four new paragraphs are hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

               It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (h) and (k) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

               Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty set forth in
          Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Master Servicer's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer selected by the Master Servicer with the prior consent and approval of the Trustee. Such assignment shall be made in accordance with Section 12.01.

               In addition, the Company shall indemnify (from its own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

               Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in
          Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

15.  Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

               (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

                        Consistent with the terms of this Agreement, the
               Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

               (ii) by adding the following to the end of the second paragraph of such section:

               Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

16. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

                        the words "in trust for the Purchaser of Conventional
               Residential Conventional Residential Mortgage Loans, and various Mortgagors" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for SARM 2005-19XS Trust Fund and various Mortgagors".

17. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the words from the word "Purchaser" in the sixth line of clause (ii) to the end of such clause (ii) with the following:

                        the Trust Fund; provided however, that in the event
               that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

18. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser of Conventional Residential Mortgage Loans, and various Mortgagors" in the fifth line of the first sentence of the first paragraph, and replacing it with the following:

               "in trust for SARM 2005-19XS Trust Fund and various Mortgagors."

19. Section 4.15 (Maintenance of LPMI Policy; Claims) is hereby amended by adding the following sentence to the end of paragraph (a):

               The Servicer will notify the Master Servicer or Lehman Brothers Holdings in the event that the LPMI Policy is terminated.

20. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the third paragraph thereof with "three years" and (ii) adding two new paragraphs after the fourth paragraph thereof to read as follows:

               In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

               Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used or held by or on behalf of the Trust Fund in such a manner, pursuant to any terms or for a period that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
               Section 860G(a)(8) of the Code or (ii) result in the imposition of any tax upon any REMIC included in the Trust Fund.

     (iii) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances", and (iv) by adding the following to the end of such Section:

          Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

21. Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

               All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

               JPMorgan Chase Bank, N.A.
               New York, New York
               ABA #: 021-000-021
               Account Name:    Aurora Loan Services LLC
               Master Servicing Payment Clearing Account
               Account Number: 066-611059
               Beneficiary:  Aurora Loan Services LLC
               For further credit to: Aurora Loan Services 2005-19XS

22. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

          Section 5.02 Statements to Master Servicer.

               The Company shall deliver or cause to be delivered to the Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Sections 4.04 and 4.06 within 30 days of the Closing Date.

               Not later than the tenth calendar day of each month, the Company shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format mutually agreed to between the Company and the Master Servicer. The information required by Exhibit E-1 and Exhibit E-2 is limited to that which is readily available to the Company and is mutually agreed to by the Company and Master Servicer.

23. Section 9.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

               The Company shall indemnify the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 6.02, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

               The Trust Fund shall indemnify the Company and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Company may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

               In the event a dispute arises between an indemnified party and the Company with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

24. Section 9.03 (Limitation on Liability of Company and Others) is hereby amended in its entirety to read as follows:

               Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Master Servicer, the NIMS Insurer, the Trustee, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability that would otherwise be imposed for its disregard for, or failure to perform its obligations and duties under this Agreement, or by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company shall be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Trust Agreement, or the Certificates other than any loss, liability or expense incurred by reason of its disregard for, or failure to perform its obligations and duties hereunder. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Company may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor out of the Custodial Account it maintains as provided by Section 4.05.

25.  Section 10.01 (Events of Default) is hereby amended by:

          (a)  changing any reference to "Purchaser" to "Master Servicer"; and

          (b) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

26. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer".

27. Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

          (ii) mutual consent of the Company and the Master Servicer in writing, provided such termination is also acceptable to the Trustee and the Rating Agencies.

               At the time of any termination of the Company pursuant to this
          Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

28. Section 11.02 (Termination Without Cause) is hereby amended by replacing all references to "Purchaser" with "Lehman Brothers Holdings."

29. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

               Simultaneously with the termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the

          Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this
          Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

               Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

               Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that (i) the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act, or (ii) the Company may have against the Trust Fund, prior to any such termination or resignation.

               The Company shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

               Upon a successor's acceptance of appointment as such, the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

               Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of a termination of the Company for cause pursuant to Section 10.01), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated Servicer from its own funds without reimbursement. The Trust Fund shall be liable for all costs and expenses incurred in connection with any transfer of servicing hereunder, other than costs and expenses incurred in connection with a transfer of servicing for cause as stated above.

30. Section 12.02 (Amendment) is hereby amended and restated in its entirety as follows:

          Section 12.02 (Amendment)

               This Agreement may be amended from time to time by written agreement signed by the Company and the Purchaser, with the written consent of the Master Servicer, NIMS Insurer and the Trustee.

31. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

32.  Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

33. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

               Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

34. A new Section 12.13 (Officer's Certificate) is hereby added to read as follows:

               By March 15th of each year beginning March 15, 2006, or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Servicer or any officer to whom that officer reports, to the Master Servicer for the benefit of such Master Servicer and its respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Servicer of that fact, and (ii) the Servicer shall not be required to provide the Officer's Certificate described in this Section 12.13.

                                    EXHIBIT B

                               Servicing Agreement


                                See Exhibit 99.3

                                    Exhibit C

                       Assignment and Assumption Agreement


                             [Intentionally Omitted]

                                    EXHIBIT D

                       Schedule of Serviced Mortgage Loans

                             [Intentionally Omitted]

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE


FIELD NAME               DESCRIPTION                                                            FORMAT
----------               -----------                                                            ------
INVNUM                   INVESTOR LOAN NUMBER                                                   Number no decimals
SERVNUM                  SERVICER LOAN NUMBER, REQUIRED                                         Number no decimals
BEGSCHEDBAL              BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                            Number two decimals
                         BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                         REQUIRED
SCHEDPRIN                SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                     Number two decimals
                         ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                         REQUIRED, .00 IF NO COLLECTIONS
CURT1                    CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                            Number two decimals
CURT1DATE                CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                            DD-MMM-YY
CURT1ADJ                 CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                        Number two decimals
CURT2                    CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                            Number two decimals
CURT2DATE                CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                            DD-MMM-YY
CURT2ADJ                 CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                        Number two decimals
LIQPRIN                  PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                   Number two decimals
OTHPRIN                  OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                 Number two decimals
PRINREMIT                TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
INTREMIT                 NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                           Number two decimals
                         .00 IF NOT APPLICABLE
TOTREMIT                 TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                         Number two decimals
ENDSCHEDBAL              ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                       Number two decimals
                         ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                         .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                ENDING TRIAL BALANCE                                                   Number two decimals
                         .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE               ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                      DD-MMM-YY
ACTCODE                  60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                 Number no decimals
ACTDATE                  ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                            DD-MMM-YY
INTRATE                  INTEREST RATE, REQUIRED                                                Number seven decimals
                                                                                                Example .0700000 for 7.00%
SFRATE                   SERVICE FEE RATE, REQUIRED                                             Number seven decimals
                                                                                                Example .0025000 for .25%
PTRATE                   PASS THRU RATE, REQUIRED                                               Number seven decimals
                                                                                                Example .0675000 for 6.75%
PIPMT                    P&I CONSTANT, REQUIRED                                                 Number two decimals
                         .00 IF PAIDOFF

                                     E-1-1

                                                    EXHIBIT E-2

                                 STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                            Data Description
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage             NUMBER(6,5)                                                       The percent of coverage
                                                                                               provided by the PMI
                                                                                               company in the event of
                                                                                               loss on a defaulted loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim filed date   DATE(MM/DD/YYYY)                                                  Actual date that the claim was
                                                                                               submitted to the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy start date DATE(MM/DD/YYYY)                                                  Actual date that the bankruptcy
                                                                                               petition is filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim amount filed NUMBER(15,2)                                                      The amount of the claim that was
                                                                                               filed by the servicer with the PMI
                                                                                               company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge date        DATE(MM/DD/YYYY)                                                  Actual date that the Discharge Order
                                                                                               is entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date              DATE(MM/DD/YYYY)                                                  Actual due date of the next
                                                                                               outstanding payment amount due from
                                                                                               the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction complete     DATE(MM/DD/YYYY)                                                  Actual date that the eviction
date                                                                                           proceedings are completed by local
                                                                                               counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction start date   DATE(MM/DD/YYYY)                                                  Actual date that the eviction
                                                                                               proceedings are commenced by local
                                                                                               counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first legal date      DATE(MM/DD/YYYY)                                                  Actual date that foreclosure counsel
                                                                                               filed the first legal action as
                                                                                               defined by state statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption end date   DATE(MM/DD/YYYY)                                                  Actual date that the foreclosure
                                                                                               redemption period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter           VARCHAR2(2)       7= Chapter 7 filed    11=  Chapter 11 filed     Chapter of bankruptcy filed.
                                              12= Chapter 12 filed   13= Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag              VARCHAR2(2)       Y=Active Bankruptcy   N=No Active Bankruptcy    Servicer defined indicator that
                                                                                               identifies that the property is an
                                                                                               asset in an active bankruptcy case.

------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case Number       VARCHAR2(15)                                                      The court assigned case number of the
                                                                                               bankruptcy filed by a party with
                                                                                               interest in the property.
------------------------------------------------------------------------------------------------------------------------------------
MI claim amount paid         NUMBER(15,2)                                                      The amount paid to the servicer by
                                                                                               the PMI company as a result of
                                                                                               submitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------

                                                                E-2-1

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                            Data Description
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds received      DATE(MM/DD/YYYY)                                                  Actual date that funds were received
date                                                                                           from the PMI company as a result of
                                                                                               transmitting an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan amount          NUMBER(10,2)                                                      Current unpaid principal balance of
                                                                                               the loan as of the date of reporting
                                                                                               to Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale scheduled       DATE(MM/DD/YYYY)                                                  Date that the foreclosure sale is
                                                                                               scheduled to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/dismissal        DATE(MM/DD/YYYY)                                                  Actual date that the dismissal or
granted                                                                                        relief from stay order is entered by
                                                                                               the bankruptcy court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer accepted      DATE(MM/DD/YYYY)                                                  Actual date of acceptance of an
                                                                                               REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer received      DATE(MM/DD/YYYY)                                                  Actual date of receipt of an REO
                                                                                               offer.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value            NUMBER(10,2)                                                      Value obtained typically from a BPO
                                                                                               prior to foreclosure referral not
                                                                                               related to loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value source     VARCHAR2(15)      BPO= Broker's         Appraisal=Appraisal       Name of vendor or management company
                                               Price Opinion                                   that provided the delinquency
                                                                                               valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value date       DATE(MM/DD/YYYY)                                                  Date that the delinquency valuation
                                                                                               amount was completed by vendor or
                                                                                               property management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag             VARCHAR2(2)       Y= 90+ delinq. Not in FC, Bky or Loss mit       Servicer defined indicator that
                                               N=Less than 90 days delinquent                  identifies that the loan is
                                                                                               delinquent but is not involved in
                                                                                               loss mitigation, foreclosure,
                                                                                               bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag             VARCHAR2(2)       Y=Active foreclosure  N=No active foreclosure   Servicer defined indicator that
                                                                                               identifies that the loan is involved
                                                                                               in foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense balance    NUMBER(10,2)                                                      Total of all cumulative expenses
                                                                                               advanced by the servicer for
                                                                                               non-escrow expenses such as but not
                                                                                               limited to: FC fees and costs,
                                                                                               bankruptcy fees and costs, property
                                                                                               preservation and property
                                                                                               inspections.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure attorney         DATE(MM/DD/YYYY)                                                  Actual date that the loan was
referral date                                                                                  referred to local counsel to begin
                                                                                               foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------------------------

                                                               E-2-2

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                            Data Description
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation amount NUMBER(15,2)                                                      Value obtained during the foreclosure
                                                                                               process. Usually as a result of a BPO
                                                                                               and typically used to calculate the
                                                                                               bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation date   DATE(MM/DD/YYYY)                                                  Date that foreclosure valuation
                                                                                               amount was completed by vendor or
                                                                                               property management company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation source VARCHAR2(80)      BPO= Broker's         Appraisal=Appraisal       Name of vendor or management company
                                               Price Opinion                                   that provided the foreclosure
                                                                                               valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A transmitted date  DATE(MM/DD/YYYY)                                                  Actual date that the FHA 27011A claim
                                                                                               was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B transmitted date DATE(MM/DD/YYYY)                                                  Actual date that the FHA 27011B claim
                                                                                               was submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/FHA Case number       VARCHAR2(15)                                                      Number that is assigned individually
                                                                                               to the loan by either HUD or VA at
                                                                                               the time of origination. The number
                                                                                               is located on the Loan Guarantee
                                                                                               Certificate (LGC) or the Mortgage
                                                                                               Insurance Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds received    DATE(MM/DD/YYYY)                                                  Actual date that funds were received
date                                                                                           from HUD as a result of transmitting
                                                                                               the 27011A claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure actual sale date DATE(MM/DD/YYYY)                                                  Actual date that the foreclosure sale
                                                                                               was held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan number         VARCHAR2(15)                                                      Individual number that uniquely
                                                                                               identifies loan as defined by
                                                                                               servicer.

------------------------------------------------------------------------------------------------------------------------------------
Loan type                    VARCHAR2(2)       1=FHA Residential       2=VA Residential        Type of loan being serviced generally
                                               3=Conventional w/o PMI  4=Commercial            defined by the existence of certain
                                               5=FHA Project           6=Conventional w/PMI    types of insurance. (ie: FHA, VA,
                                               7=HUD 235/265           8=Daily Simple          conventional insured, conventional
                                               9=Farm Loan               Interest Loan         uninsured, SBA, etc.)
                                               S=Sub prime             U=Unknown
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval date       DATE(MM/DD/YYYY)                                                  The date determined that the servicer
                                                                                               and mortgagor agree to pursue a
                                                                                               defined loss mitigation alternative.

------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag                VARCHAR2(2)       Y=Active loss           N=No active loss        Servicer defined indicator that
                                                 mitigation              mitigation            identifies that the loan is involved
                                                                                               in completing a loss mitigation
                                                                                               alternative.
------------------------------------------------------------------------------------------------------------------------------------

                                                               E-2-3

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                            Data Description
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal date        DATE(MM/DD/YYYY)                                                  The date that the mortgagor is denied
                                                                                               loss mitigation alternatives or the
                                                                                               date that the loss mitigation
                                                                                               alternative is completed resulting in
                                                                                               a current or liquidated loan.

------------------------------------------------------------------------------------------------------------------------------------
Loss mit type                VARCHAR2(2)       L= Loss Mitigation      LT=Litigation pending   The defined loss mitigation
                                               NP=Pending              CH= Charge off          alternative identified on the loss
                                                  non-performing sale  FB=Forbearance plan     mit approval date.
                                               DI=Deed in lieu         PC=Partial claim
                                               MO=Modification         VA=VA refunding
                                               SH=Short sale
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value               NUMBER(10,2)                                                      Value obtained typically from a BPO
                                                                                               prior to foreclosure sale intended to
                                                                                               aid in the completion of loss
                                                                                               mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value date          DATE(MM/DD/YYYY)                                                  Name of vendor or management company
                                                                                               that provided the loss mitigation
                                                                                               valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value source        VARCHAR2(15)      BPO= Broker's           Appraisal=Appraisal     Date that the lost mitigation
                                                    Price Opinion                              valuation amount was completed by
                                                                                               vendor or property management
                                                                                               company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate number        VARCHAR2(15)                                                      A number that is assigned
                                                                                               individually to the loan by the PMI
                                                                                               company at the time of origination.
                                                                                               Similar to the VA LGC/FHA Case Number
                                                                                               in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost                    NUMBER(7,7)                                                       The current premium paid to the PMI
                                                                                               company for Lender Paid Mortgage
                                                                                               Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status             VARCHAR2(1)       O=Owner occupied        T=Tenant occupied       The most recent status of the
                                               U=Unknown               V=Vacant                property regarding who if anyone is
                                                                                               occupying the property. Typically a
                                                                                               result of a routine property
                                                                                               inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy date/          DATE(MM/DD/YYYY)                                                  The date that the most recent
Occupancy status date                                                                          occupancy status was determined.
                                                                                               Typically the date of the most recent
                                                                                               property inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan amount         NUMBER(10,2)                                                      Amount of the contractual obligations
                                                                                               (ie: note and mortgage/deed of
                                                                                               trust).
------------------------------------------------------------------------------------------------------------------------------------
Original value amount        NUMBER(10,2)                                                      Appraised value of property as of
                                                                                               origination typically determined
                                                                                               through the appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date             DATE(MM/DD/YYYY)                                                  Date that the contractual obligations
                                                                                               (ie: note and mortgage/deed of trust)
                                                                                               of the mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------

                                                               E-2-4

------------------------------------------------------------------------------------------------------------------------------------
Data Field                Format                                                               Data Description
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds received DATE(MM/DD/YYYY)                                                     Actual date that funds were received
date                                                                                           from HUD as a result of transmitting
                                                                                               the 27011B claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due date    DATE(MM/DD/YYYY)                                                     The post petition due date of a loan
                                                                                               involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property condition        VARCHAR2(2)          1= Excellent             2=Good                 Physical condition of the property as
                                               3=Average                4=Fair                 most recently reported to the
                                               5=Poor                   6=Very poor            servicer by vendor or property
                                                                                               management company.
------------------------------------------------------------------------------------------------------------------------------------
Property type             VARCHAR2(2)          1=Single family          2=Town house           Type of property secured by mortgage
                          3=Condo              4=Multifamily            5=Other                such as: single family, 2-4 unit,
                          6=Prefabricated      B=Commercial             C=Land only            etc.
                          7=Mobile home        U=Unknown                D=Farm
                          A=Church             P=PUD                    R=Row house
                          O=Co-op              M=Manufactured housing   24= 2-4 family
                          CT=Condotel          MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for default        VARCHAR2(3) 001=Death of principal mtgr 02=Illness of                Cause of delinquency as identified by
                          003=Illness of mtgr's family member     principal mtgr               mortgagor.
                          004=Death of mtgr's family member       005=Marital difficulties
                          006=Curtailment of income               007=Excessive obligations
                          008=Abandonment of property             009=Distant employee transfer
                          011=Property problem                    012=Inability to sell property
                          013=Inability to rent property          014=Military service
                          015=Other                               016=Unemployment
                          017=Business failure                    019=Casualty loss
                          022=Energy-Environment costs            023=Servicing problems
                          026= Payment adjustment                 027=Payment dispute
                          029=Transfer ownership pending          030=Fraud
                          031=Unable to contact borrower          INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired value           NUMBER(10,2)                                                      The projected value of the property
                                                                                               that is adjusted from the "as is"
                                                                                               value assuming necessary repairs have
                                                                                               been made to the property as
                                                                                               determined by the vendor/property
                                                                                               management company.
------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment    NUMBER(15,2)                                                      The most recent listing/pricing
amount                                                                                         amount as updated by the servicer for
                                                                                               REO properties.
------------------------------------------------------------------------------------------------------------------------------------
                                                                E-2-5

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                            Data Description
------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment    DATE(MM/DD/YYYY)                                                  The most recent date that the
date                                                                                           servicer advised the agent to make an
                                                                                               adjustment to the REO listing price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is)            NUMBER(10,2)                                                      The value of the property without
                                                                                               making any repairs as determined by
                                                                                               the vendor/property management
                                                                                               company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual closing date      DATE(MM/DD/YYYY)                                                  The actual date that the sale of the
                                                                                               REO property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag                     VARCHAR2(7)       Y=Active REO            N=No active REO         Servicer defined indicator that
                                                                                               identifies that the property is now
                                                                                               Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original list date       DATE(MM/DD/YYYY)                                                  The initial/first date that the
                                                                                               property was listed with an agent as
                                                                                               an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original list price      NUMBER(15,2)                                                      The initial/first price that was used
                                                                                               to list the property with an agent as
                                                                                               an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales proceeds       NUMBER(10,2)                                                      The actual REO sales price less
                                                                                               closing costs paid. The net sales
                                                                                               proceeds are identified within the
                                                                                               HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price              NUMBER(10,2)                                                      Actual sales price agreed upon by
                                                                                               both the purchaser and servicer as
                                                                                               documented on the HUD1 settlement
                                                                                               statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled close date     DATE(MM/DD/YYYY)                                                  The date that the sale of the REO
                                                                                               property is scheduled to close
                                                                                               escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date               DATE(MM/DD/YYYY)                                                  Date that the vendor or management
                                                                                               company completed the valuation of
                                                                                               the property resulting in the REO
                                                                                               value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source             VARCHAR2(15)      BPO= Broker's           Appraisal=Appraisal     Name of vendor or management company
                                                    Price Opinion                              that provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due date         DATE(MM/DD/YYYY)                                                  The due date of the first scheduled
                                                                                               payment due under a forbearance or
                                                                                               repayment plan agreed to by both the
                                                                                               mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay next due date          DATE(MM/DD/YYYY)                                                  The due date of the next outstanding
                                                                                               payment due under a forbearance or
                                                                                               repayment plan agreed to by both the
                                                                                               mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------
                                                                E-2-6

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                            Data Description
------------------------------------------------------------------------------------------------------------------------------------
Repay plan                   DATE(MM/DD/YYYY)                                                  The servicer defined date upon which
broken/reinstated/closed                                                                       the servicer considers that the plan
date                                                                                           is no longer in effect as a result of
                                                                                               plan completion or mortgagor's
                                                                                               failure to remit payments as
                                                                                               scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan created date      DATE(MM/DD/YYYY)                                                  The date that both the mortgagor and
                                                                                               servicer agree to the terms of a
                                                                                               forbearance or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number              NUMBER(9)                                                         Individual number that uniquely
                                                                                               identifies loan as defined by Aurora
                                                                                               Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/advance       NUMBER(10,2)                                                      The positive or negative account
balance                                                                                        balance that is dedicated to payment
                                                                                               of hazard insurance, property taxes,
                                                                                               MI, etc. (escrow items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval letter        DATE(MM/DD/YYYY)                                                  The actual date that the title
received date                                                                                  approval was received as set forth in
                                                                                               the HUD title approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package HUD/VA date    DATE(MM/DD/YYYY)                                                  The actual date that the title
                                                                                               package was submitted to either HUD
                                                                                               or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds received date DATE(MM/DD/YYYY)                                                  The actual date that funds were
                                                                                               received by the servicer from the VA
                                                                                               for the expense claim submitted by
                                                                                               the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim submitted date      DATE(MM/DD/YYYY)                                                  The actual date that the expense
                                                                                               claim was submitted by the servicer
                                                                                               to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds received      NUMBER(15,2)                                                      The amount of funds received by the
amount                                                                                         servicer from VA as a result of the
                                                                                               specified bid.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds received date DATE(MM/DD/YYYY)                                                  The date that the funds from the
                                                                                               specified bid were received by the
                                                                                               servicer from the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted date        DATE(MM/DD/YYYY)                                                  Actual date that the Notice of
                                                                                               Election to Convey was submitted to
                                                                                               the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code                     VARCHAR2(5)                                                       US postal zip code that corresponds
                                                                                               to property location.
------------------------------------------------------------------------------------------------------------------------------------
                                                                E-2-7

------------------------------------------------------------------------------------------------------------------------------------
Data Field                   Format                                                                       Data Description
------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency status code VARCHAR2(3)            09=Forbearance          17=Preforeclosure sale        The code that is
                             24=Drug seizure        26=Refinance            27=Assumption                 electronically reported to
                             28=Modification        29=Charge-off           30=Third-party sale           FNMA by the servicer that
                             31=Probate             32=Military indulgence  43=Foreclosure                reflects the current
                             44=Deed-in-lieu        49=Assignment           61=Second                     defaulted status of a
                             62=VA no-bid           63=VA Refund               lien considerations        loan. (ie: 65, 67, 43 or
                             65=Ch. 7 bankruptcy    66=Ch. 11 bankruptcy    64=VA Buydown                 44)
                                                                            67=Ch. 13 bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency reason code VARCHAR2(3) 001=Death of principal mtgr   002=Illness of principal mtgr      The code that is
                             003=Illness of mtgr's family member       004=Death of mtgr's family member  electronically reported to
                             005=Marital difficulties                  006=Curtailment of income          FNMA by the servicer that
                             007=Excessive obligations                 008=Abandonment of property        describes the circumstance
                             009=Distant employee transfer             011=Property problem               that appears to be the
                             012=Inability to sell property            013=Inability to rent property     primary contributing
                             014=Military service                      015=Other                          factor to the delinquency.
                             016=Unemployment                          017=Business failure
                             019=Casualty loss                         022=Energy-Environment costs
                             023=Servicing problems                    026= Payment adjustment
                             027=Payment dispute                       029=Transfer ownership pending
                             030=Fraud                                 031=Unable to contact borrower
                             INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance             NUMBER(10,2)                                                                 Money submitted to the
                                                                                                          servicer, credited to the
                                                                                                          mortgagor's account but
                                                                                                          not allocated to
                                                                                                          principal, interest,
                                                                                                          escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow balance    NUMBER(10,2)                                                                 Money held in escrow by
                                                                                                          the mortgage company
                                                                                                          through completion of
                                                                                                          repairs to property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number              NUMBER (10,2)                                                                Unique number assigned to
                                                                                                          a group of loans in the
                                                                                                          servicing system.
------------------------------------------------------------------------------------------------------------------------------------
                                                                E-2-8

                                    EXHIBIT F


                              ANNUAL CERTIFICATION

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-19XS
                           ---------

Reference is made to the Reconstituted Servicing Agreement, dated as of August 1, 2005 (the "Agreement"), by and among Lehman Brothers Holdings Inc., as seller, and Countrywide Home Loans Servicing LP, as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer hereby certify to Aurora Loan Services LLC (the "Master Servicer"), and its respective officers, directors and affiliates, and with the knowledge and intent that it will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the information relating to the Mortgage Loans submitted by the Servicer in its monthly reporting packages delivered to the Master Servicer with respect to the Transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information required to be provided to the Master Servicer by the Servicer under this Agreement has been provided to the Master Servicer; and

4. I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, the Servicer has, as of this certification fulfilled its obligations under this Agreement.


                                          Name:    ____________________________
                                          Title:   ____________________________
                                          Date:    ____________________________




                                       F-1